Exhibit 10.1
$1,250,000,000

AMENDMENT NO. 2
dated as of April 20, 2007

to the 5-Year Credit Agreement

dated as of March 28, 2005
among

Textron Inc.,

The Banks Listed Herein,

JPMorgan Chase Bank, N.A.,
as Administrative Agent

and

Citibank, N.A.,
as Syndication Agent
____________________

J.P. Morgan Securities Inc.
and
Citigroup Global Markets Inc.,
Lead Arrangers and Joint Bookrunners

Bank of America, N.A.,
Deutsche Bank Securities Inc.
and
UBS Loan Finance LLC,
Documentation Agents

Barclays Bank PLC,
Co-Documentation Agent

AMENDMENT NO. 2 TO 5-YEAR CREDIT AGREEMENT

AMENDMENT dated as of April 20, 2007 to the 5-Year Credit Agreement dated as of March 28, 2005 (the “Credit Agreement”) among TEXTRON INC., the BANKS party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, and CITIBANK, N.A., as Syndication Agent.

W I T N E S S E T H :

WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein; and

WHEREAS the Commitments of the Lenders are set forth in the Commitment Schedule annexed hereto;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1    Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

Section 2   Amendments.
                    (a)  The definition of “Termination Date” in Section 1.01 of the Credit Agreement is amended by changing the date specified therein from “April 21, 2011” to “April 20, 2012”.

                    (b)  Sections 4.03 and 4.04 of the Credit Agreement are amended by changing each reference to the date “December 31, 2005” to “December 30, 2006”.

Section 3  Changes in Pricing Schedule. The Pricing Schedule attached to the Credit Agreement (the “Existing Pricing Schedule”) is deleted and replaced by the Pricing Schedule attached to this Amendment (the “New Pricing Schedule”). The New Pricing Schedule shall apply to interest and fees accruing under the Credit Agreement on and after the date hereof. The Existing Pricing Schedule shall continue to apply to interest and fees accruing under the Credit Agreement prior to the date hereof.

Section 4  Representations of Borrower. The Company represents and warrants that (i) the representations and warranties of the Company set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Event of Default will have occurred and be continuing on such date.

Section 5   Effect of Amendments. Except as expressly set forth herein, the amendments contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

Section 6  Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 7  Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 8  Effectiveness. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to satisfaction of the following conditions:

(a)  the Administrative Agent shall have received from each of the parties listed in the signature pages hereof a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof; and

(b)  the Administrative Agent shall have received an opinion of the General Counsel or Assistant General Counsel of the Company dated as of the Amendment Effective Date, in form and substance satisfactory to the Administrative Agent.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

TEXTRON INC.
/s/ Mary F. Lovejoy
Name:	Mary F. Lovejoy
Title:	Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent
/s/ Randolph Cates
Name:	Randolph Cates
Title:	Executive Director

JPMORGAN CHASE BANK, N.A.
/s/ Randolph Cates
Name:	Randolph Cates
Title:	Executive Director

CITIBANK, N.A.
/s/ Peter Kettle
Name:	Peter Kettle
Title:	Director

BANK OF AMERICA, N.A.
/s/ Jeff Hallmark
Name:	Jeff Hallmark
Title:	Senior Vice President

BARCLAYS BANK PLC
/s/ Douglas Bernegger
Name:	Douglas Bernegger
Title:	Director

DEUTSCHE BANK AG NEW YORK BRANCH
/s/ Yvonne Tilden
Name:	Yvonne Tilden
Title:	Vice President

/s/ Andreas Neumeier
Name:	Andreas Neumeier
Title:	Director
UBS LOAN FINANCE LLC
/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

/s/ David B. Julie
Name:	David B. Julie
Title:	Associate Director

BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY
/s/ Joanne Nasuti
Name:	Joanne Nasuti
Title:	Vice President
BNP PARIBAS
/s/ Berangere Allen
Name:	Berangere Allen
Title:	Vice President

/s/ Simone Vinocour
Name:	Simone Vinocour
Title:	Director

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch
/s/ Jay Chall
Name:	Jay Chall
Title:	Director
/s/ Bernhard Schmid
Name:	Bernhard Schmid
Title:	Assistant Vice President

HSBC BANK USA, NATIONAL ASSOCIATION
/s/ Eduardo P. Abello
Name:	Eduardo P. Abello
Title:	Vice President

MERRILL LYNCH BANK USA
/s/ Louis Alder
Name:	Louis Alder
Title:	Director
MORGAN STANLEY BANK
/s/ Daniel Twenge
Name:	Daniel Twenge
Title:	Authorized Signatory
WACHOVIA BANK, NATIONAL ASSOCIATION
/s/ C. Jeffrey Seaton
Name:	C. Jeffrey Seaton
Title:	Managing Director
WILLIAM STREET COMMITMENT CORPORATION (Recourse only to assets of William Street Commitment Corporation)
/s/ Mark Walton
Name:	Mark Walton
Title:	Assistant Vice President
BANK OF MONTREAL
/s/ Joseph W. Linder
Name:	Joseph W. Linder
Title:	Vice President

THE BANK OF NOVA SCOTIA
/s/ Todd Meller
Name:	Todd Meller
Title:	Managing Director
SOCIETE GENERALE
/s/ Nigel Elvey
Name:	Nigel Elvey
Title:	Vice President
THE BANK OF NEW YORK
/s/ Kenneth P. Sneider, Jr.
Name:	Kenneth P. Sneider, Jr.
Title:	Vice President
MELLON BANK, N.A.
/s/ Laurie G. Dunn
Name:	Laurie G. Dunn
Title:	First Vice President

COMMITMENT SCHEDULE
Bank	Commitment
JPMorgan Chase Bank, N.A.	$120,000,000
Citibank, N.A.	$120,000,000
Bank of America, N.A.	$90,000,000
Barclays Bank PLC	$90,000,000
Deutsche Bank AG New York Branch	$90,000,000
UBS Loan Finance LLC	$90,000,000
Bank of Tokyo-Mitsubishi UFJ Trust Company	$60,000,000
BNP Paribas	$60,000,000
Credit Suisse First Boston, acting through its Cayman Islands Branch	$60,000,000
HSBC Bank USA, National Association	$60,000,000
Merrill Lynch Bank USA	$60,000,000
Morgan Stanley Bank	$60,000,000
Wachovia Bank, National Association	$60,000,000
William Street Commitment Corporation	$60,000,000
Bank of Montreal	$45,000,000
The Bank of Nova Scotia	$45,000,000
Societe Generale	$40,000,000
The Bank of New York	$20,000,000
Mellon Bank, N.A.	$20,000,000
Total	$1,250,000,000

PRICING SCHEDULE

Each of “Facility Fee Rate”, “Euro-Dollar Margin” and “Letter of Credit Fee Rate” means, for any date, the rate set forth below in the row opposite such term and in the row corresponding to the “Utilization” at such date and under the column corresponding to the “Pricing Level” at such date:

	Level I	Level II	Level III	Level IV	Level V	Level VI
Facility Fee Rate	0.045%	0.05%	0.06%	0.07%	0.09%	0.10%
Euro-Dollar Margin Utilization < 50% Utilization > 50%	0.13% 0.155%	0.15% 0.20%	0.19% 0.24%	0.28% 0.33%	0.36% 0.41%	0.525% 0.65%
Letter of Credit Fee Rate	0.155%	0.20%	0.24%	0.33%	0.41%	0.65%

For purposes of this Schedule, the following terms have the following meanings, subject to the concluding paragraph of this Schedule:

“Level I Pricing” applies at any date if, at such date, the Company’s long-term debt is rated A+ or higher by S&P, A1 or higher by Moody’s and A+ or higher by Fitch.

“Level II Pricing” applies at any date if, at such date, the Company’s long-term debt is rated A by S&P, A2 by Moody’s and A by Fitch.

“Level III Pricing” applies at any date if, at such date, the Company’s long-term debt is rated A- by S&P, A3 by Moody’s and A- by Fitch.

“Level IV Pricing” applies at any date, if at such date, the Company’s long-term debt is rated BBB+ by S&P, Baa1 by Moody’s and BBB+ by Fitch.

“Level V Pricing” applies at any date if, at such date, the Company’s long-term debt is rated BBB by S&P, Baa2 by Moody’s and BBB by Fitch.

“Level VI Pricing” applies at any date if, at such date, no other Pricing Level applies.

“Fitch” means Fitch Ratings Ltd.

“Moody’s” means Moody’s Investors Service, Inc.

“Pricing Level” refers to the determination of which of Level I, Level II, Level III, Level IV, Level V or Level VI applies at any date.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

“Utilization” means, at any date, the percentage equivalent of a fraction (i) the numerator of which is the sum of (A) the aggregate outstanding principal amount of the loans under the Facility at such date (after giving effect to any borrowing or payment on such date) plus (B) the aggregate amount then owing in respect of amounts paid by the Issuing Bank upon a drawing under a letter of credit issued under the Facility at such date plus (C) the aggregate amount then available for drawing under all outstanding letters of credit under the Facility at such date and (ii) the denominator of which is the aggregate amount of the commitments under the Facility at such date (after giving effect to any reduction on such date). If for any reason any Loans or Letter of Credit Liabilities remain outstanding after termination of the commitments under the Facility, Utilization shall be deemed to be 100%.

The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior unsecured long-term debt securities of the Company without third-party enhancement, and any rating assigned to any other debt security of the Company shall be disregarded. The rating in effect at any date is that in effect at the close of business of such date.

If the Company is split-rated, then for purposes of determining the applicable Pricing Level, (a) if the S&P and Moody’s ratings are the same, all three ratings will be deemed to be at that level, (b) if the S&P and Moody’s ratings are not the same, and the ratings differential is one level, all three ratings will be deemed to be at the higher level of S&P and Moody’s and (c) if the S&P and Moody’s ratings are not the same and the ratings differential is two levels or more, all three ratings will be deemed to be at a level one notch lower than the higher of S&P and Moody’s.